FORM 51-102F3
MATERIAL CHANGE REPORT

1.	Name and Address of Company:

Energy Fuels Inc. (the “Company”) 80 Richmond St. West, 18th Floor Toronto, Ontario M5H 2A4

2.	Date of Material Change:

March 4 and March 7, 2016

3.	News Release(s):

News releases announcing this material change were issued on March 4 and March 7, 2016 through CNW Group Ltd. and copies were filed on SEDAR.

4.	Summary of Material Change(s):

See the press releases attached as Schedule “A”, Schedule “B” and Schedule “C.”

5.1	Full Description of Material Change(s):

The Company to Increase Lower-Cost ISR Uranium Production Profile through the Acquisition of Mesteña Uranium

On March 7, 2016, the Company announced that it entered into a definitive agreement to acquire Mesteña Uranium, LLC (“Mesteña”), a well-known, closely-held uranium producer that operates the Alta Mesa ISR Project located in Brooks and Jim Hogg Counties, Texas (the “Mesteña Transaction”). Pursuant to the Mesteña Transaction, the Company will issue 4,551,284 common shares of the Company to the current owners of Mesteña. The closing of the Mesteña Transaction is expected to occur on or before May 4, 2016, subject to the receipt of all applicable regulatory and stock exchange approvals and the satisfaction of certain other conditions to closing

Guidance for FY-2016, Update on Conversion from IFRS to US GAAP and Upcoming FY-2015 Results

On March 7, 2016, the Company provided guidance for FY-2016, an update on the Company’s conversion from IFRS to US GAAP and certain of its upcoming FY-2015 results.

Guidance for FY-2016. The Company expects to sell 550,000 pounds of uranium in FY-2016 under its existing long-term contracts. The average sales price under the Company’s long-term contracts is expected to be higher in FY-2016 than FY-2015 levels. The Company expects to recover approximately 950,000 pounds of uranium in 2016. In FY-2017, the Company expects to have existing inventory or expected production to meet all of its commitments to sell 620,000 pounds of uranium under its existing long-term contacts at average sales prices higher than FY-2015 levels.

Conversion from IFRS to US GAAP. As a result of becoming a U.S. domestic issuer for SEC reporting purposes, the Company is required to file financial statements in accordance with US GAAP and must convert its financial results for FY-2013, FY-2014 and FY-2015 from IFRS to US GAAP which will result in some differences, including differences in the recognition of impairments, and changes in net losses, in prior years in the converted financial results.

Update on Upcoming FY-2015 Results. During FY-2015, the Company produced a total of 468,000 pounds of uranium, which is above previously reported guidance. In addition, the Company sold a total of 1,075,000 pounds of uranium during FY-2015. For FY-2015, under US GAAP, the Company expects to report a non-cash impairment charge of approximately $55-60 million related to the impairment of certain of its earlier acquired mineral properties and all or most of the goodwill associated with the acquisition of Uranerz Energy Corporation, due to continued uranium price weakness, general uranium sector weakness, and a decrease in the Company’s market capitalization. These impairments, combined with costs associated with the acquisition of Uranerz, an increase in standby costs associated with the White Mesa Mill not processing minerals for a significant portion of the year, and increased development costs associated with the Nichols Ranch and Canyon Projects, are expected to lead to a net loss for FY-2015 of approximately $75-$85 million.

The Company to Increase its Interest in Roca Honda Project

On March 4, 2016, the Company announced that it entered into a non-binding Letter of Intent with Sumitomo Corporation (“Sumitomo”) to acquire its 40% interest in the Company’s Roca Honda Project, which would increase the Company’s interest in this project to 100% for US$1.0 million in cash, common shares of the Company having a value of US$1.5 million, and US$4.5 million in cash upon the first commercial production of uranium from the Roca Honda Project.

5.2	Disclosure for Restructuring Transactions:

Not applicable.

6.	Reliance on subsection 7.1(2) National Instrument 51-102:

This report is not being filed on a confidential basis in reliance on subsection 7.1(2) or (3) of National Instrument 51-102.

7.	Omitted Information:

No information has been omitted from this material change report on the basis that it is confidential information.

8.	Executive Officer:

The following executive officer of the Company is knowledgeable about the material change:

David Frydenlund
Senior Vice President, General Counsel & Corporate Secretary
303-389-4130

9.	Date of Report:

March 8, 2016

SCHEDULE “A”

Energy Fuels to Increase Lower-Cost ISR Uranium Production Profile through
Acquisition of Mesteña Uranium

Lakewood, Colorado – March 7, 2016

Energy Fuels Inc. (NYSE MKT:UUUU; TSX:EFR) (“Energy Fuels” or the “Company”), a leading producer of uranium in the United States, is pleased to announce that it has entered into a definitive agreement to acquire Mesteña Uranium, LLC (“Mesteña”), a well-known, closely-held uranium producer that operates the Alta Mesa ISR Project (“Alta Mesa”) located in Brooks and Jim Hogg Counties, Texas (the “Transaction”). Pursuant to the Transaction, Energy Fuels will issue 4,551,284 common shares of the Company to the current owners of Mesteña. The closing of the Transaction is expected to occur on or before May 4, 2016, subject to the receipt of all applicable regulatory and stock exchange approvals and the satisfaction of certain other conditions to closing.

Transaction Highlights

  Acquisition of Mesteña will further cement Energy Fuels’ position as the dominant integrated uranium producer in the U.S.

  Alta Mesa is a fully-permitted and constructed in situ recovery (“ISR”) operation and processing facility, with a well-established track record of lower cost uranium production.

  Alta Mesa will diversify Energy Fuels’ operations into a 3rd production center, along with the Nichols Ranch ISR Project (Wyoming) and the White Mesa Mill (Utah).

  Fully-licensed and constructed ISR processing facility that has an operating capacity of 1.5 million pounds of uranium per year.

  Alta Mesa is currently on standby and ready to resume production, as market conditions warrant. It can reach commercial production levels with limited required capital within six months of a production decision.

  Control of a large land package totaling 195,501 contiguous acres, including 4,575-acres currently under a lease and mining permit and 190,926-acres under a lease-option and exploration/testing permit.

  Mesteña has extensive exploration results across the area that have identified significant uranium resources that Energy Fuels expects can be recovered at lower costs, as market conditions warrant.

  Between Alta Mesa, Nichols Ranch, and the White Mesa Mill, Energy Fuels’ licensed processing capacity will exceed 11.5 million pounds of uranium per year.

  Alta Mesa produced a total of 4.6 million pounds of uranium between October 2005 and November 2013, including 1 million pounds of uranium per year over a two year period.

  Mesteña’s operations are located on private land, with 100% of minerals owned in fee, and in a supportive jurisdiction with primary regulatory authority residing with the State of Texas.

  With low holding costs, Mesteña provides fully permitted lower-cost production scalability that can be brought into production as uranium prices improve, thereby improving Energy Fuels’ ability to respond to improvements in market conditions and at lower prices.

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Stephen P. Antony, President and CEO of Energy Fuels commented: “Since we acquired Uranerz Energy Corporation in June 2015, Energy Fuels has not only added uranium production at the lower end of our cost curve, we’ve also gained valuable experience in the ISR uranium business. Mesteña is well-known within the U.S. nuclear industry and has an impressive record of recent production. Most importantly, the Alta Mesa Project is fully-permitted and constructed, and ready to go into production within a short period of time. We believe this transaction creates significant value for our shareholders, as we are acquiring operational processing facilities and permitted resources, which would otherwise take many years and tens of millions of dollars to permit and construct ourselves. I should also mention that our current Executive Vice President of ISR Operations in Wyoming, Paul Goranson, oversaw the Alta Mesa Project for several years. He has intimate knowledge of the operations, including its costs, production profile and in-ground uranium resources. In my view, Mesteña was the next logical acquisition in growing Energy Fuels’ ISR capability. We look forward to closing the transaction within the next few months.”

Cantor Fitzgerald Canada Corporation and Haywood Securities Inc. are acting as financial advisors to Energy Fuels, and Raymond James Ltd. is acting as financial advisor to Mesteña in connection with the Transaction.

There is an existing June 1, 2014 historical resource estimate for a portion of the properties, prepared by Douglas L. Beahm, P.E., P.G., that is not currently compliant with National Instrument 43-101 – Standards for Disclosure of Mineral Projects (“NI 43-101”). This recent historical estimate shows that the Alta Mesa Project currently contains 1.6 million tons of Measured and Indicated Mineral Resources with an average grade of 0.11% eU3O8 containing 3.6 million pounds of uranium, in addition to 7.0 million tons of Inferred Mineral Resources with an average grade of 0.12% eU3O8 containing 16.8 million pounds of uranium. In addition, the technical report summarizes the resources currently contained in certain exploration targets, including 2.6 million tons of material with an average grade ranging from 0.08% - 0.12% eU3O8 containing 4.1 – 6.6 million pounds of uranium (see disclosure below relating to reliance on historical resource estimates).

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Stephen P. Antony, P.E., President & CEO of Energy Fuels, is a Qualified Person as defined by Canadian National Instrument 43-101 and has reviewed and approved the technical disclosure contained in this news release. Readers should be cautioned that a qualified person has not done sufficient work to classify the historical resource estimate referred to above as a current estimate of mineral resources or mineral reserves, and as such the Company is not treating it as a current estimate of mineral reserves or mineral resources. However, the Company believes the estimate is relevant and reliable, as it was prepared within the last two years by a reputable mining consultant. In order to upgrade and verify this historical estimate and classify it as a current mineral resource estimate, the Company needs to perform further evaluations of the report and confirm that its underlying assumptions continue to be reasonable and that the report is complete and current. The Company expects to perform this evaluation and update the historical report to a NI 43-101 compliant technical report, which is expected to be filed on SEDAR.

About Energy Fuels: Energy Fuels is a leading integrated US-based uranium mining company, supplying U3O8 to major nuclear utilities. Energy Fuels operates two of America’s key uranium production centers, the White Mesa Mill in Utah and the Nichols Ranch Processing Facility in Wyoming. The White Mesa Mill is the only conventional uranium mill operating in the U.S. today and has a licensed capacity of over 8 million pounds of U3O8 per year. The Nichols Ranch Processing Facility, acquired in the Company’s acquisition of Uranerz Energy Corporation, is an in situ recovery (“ISR”) production center with a licensed capacity of 2 million pounds of U3O8 per year. Energy Fuels also has the largest NI 43-101 compliant uranium resource portfolio in the U.S. among producers, and uranium mining projects located in a number of Western U.S. states, including one producing ISR project, mines on standby, and mineral properties in various stages of permitting and development. The Company’s common shares are listed on the NYSE MKT under the trading symbol “UUUU”, and on the Toronto Stock Exchange under the trading symbol “EFR”.

Cautionary Note Regarding Forward-Looking Statements: Certain information contained in this news release, including: any information relating to the Company being a leading producer of uranium; the Company’s expectations as to longer term fundamentals in the market and price projections; scalability, and the Company’s ability to be able to restart or increase production as market conditions warrant; the ability of the Company to complete the acquisition of Mesteña and to realize the expected benefits of the acquisition; the expected timelines for the development and recommencement of production at the Alta Mesa Project; the expected capital requirements, costs or production at the Alta Mesa Project; estimates relating to current mineral resources; expectations regarding exploration potential; expectations regarding holding costs, and any other statements regarding Energy Fuels’ future expectations, beliefs, goals or prospects; constitute forward-looking information within the meaning of applicable securities legislation (collectively, "forward-looking statements"). All statements in this news release that are not statements of historical fact (including statements containing the words "expects", "does not expect", "plans", "anticipates", "does not anticipate", "believes", "intends", "estimates", "projects", "potential", "scheduled", "forecast", "budget" and similar expressions) should be considered forward-looking statements. All such forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond Energy Fuels’ ability to control or predict. A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including without limitation factors relating to: the Company being a leading producer of uranium; the Company’s expectations as to longer term fundamentals in the market and price projections; scalability, and the Company’s ability to be able to restart or increase production as market conditions warrant; the ability of the Company to complete the acquisition of Mesteña and to realize the expected benefits of the acquisition; the expected timelines for the development and recommencement of production at the Alta Mesa Project; the expected, capital requirements, costs or production at the Alta Mesa Project; estimates relating to current mineral resources; expectations regarding exploration potential; expectations regarding holding costs, and other risk factors as described in Energy Fuels’ most recent annual information forms and annual and quarterly financial reports. Energy Fuels assumes no obligation to update the information in this communication, except as otherwise required by law. Additional information identifying risks and uncertainties is contained in Energy Fuels’ filings with the various securities commissions which are available online at www.sec.gov and www.sedar.com. Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of the management of Energy Fuels relating to the future. Readers are cautioned that such statements may not be appropriate for other purposes. Readers are also cautioned not to place undue reliance on these forward-looking statements, that speak only as of the date hereof.

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Cautionary Note to United States Investors Concerning Estimates of Measured, Indicated and Inferred Resources: This news release contains certain disclosure that has been prepared in accordance with the requirements of Canadian securities laws, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all reserve and resource estimates included in this news release have been prepared in accordance with Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (“CIM”) classification system. Canadian standards, including NI 43-101, differ significantly from the requirements of U.S. securities laws, and reserve and resource information contained in this news release may not be comparable to similar information disclosed by companies reporting only under U.S. standards. In particular, the term “resource” does not equate to the term “reserve” under SEC Industry Guide 7. United States investors are cautioned not to assume that all or any of Measured or Indicated Mineral Resources will ever be converted into mineral reserves. Investors are cautioned not to assume that all or any part of an “Inferred Mineral Resource” exists or is economically or legally minable. Energy Fuels does not hold any Reserves as that term is defined by SEC Industry Guide 7. Please refer to the section entitled “Cautionary Note to United States Investors Concerning Disclosure of Mineral Resources” in the Company’s Annual Information Form dated March 18, 2015 for further details.

Investor Relations Inquiries:

Energy Fuels Inc.
Curtis Moore – VP – Marketing & Corporate Development
(303) 974-2140 or Toll free: (888) 864-2125
investorinfo@energyfuels.com
www.energyfuels.com

4

SCHEDULE “B”

Energy Fuels Provides Guidance for FY-2016, Update on Conversion from IFRS to
US GAAP and Upcoming FY-2015 Results

Lakewood, Colorado – March 7, 2016

Energy Fuels Inc. (NYSE MKT:UUUU; TSX:EFR) (“Energy Fuels” or the “Company”), a leading producer of uranium in the United States, is pleased to provide the following guidance for FY-2016, as well as an update on the Company’s conversion from International Financial Reporting Standards (“IFRS”) to US Generally Accepted Accounting Principles (“US GAAP”) and certain of its upcoming FY-2015 results.

2016 Sales and Uranium Recovery Guidance

The Company is pleased to provide the following sales and uranium recovery guidance for FY-2016.

The Company expects to sell 550,000 pounds of uranium in FY-2016 under its existing long-term contracts. The prices for material sold under the existing long-term contracts is either fixed or at floors. The average sales price under the Company’s long-term contracts is expected to be higher in FY-2016 than FY-2015 levels. Selective spot sales are also expected to be made in FY-2016 as necessary to generate cash for operations, construction and resource evaluation activities, including continued shaft-sinking and resource evaluation at the Company’s high-grade Canyon Project and the construction of three additional well-fields at the Nichols Ranch Project.

The Company expects to recover approximately 950,000 pounds of uranium in 2016, including 350,000 pounds from its Nichols Ranch Project in Wyoming and 600,000 pounds from its White Mesa Mill in Utah. This represents a significant expected increase in production over FY-2015 levels. White Mesa Mill production is expected to be sourced from stockpiled material previously mined from the Pinenut Project (350,000 pounds) and alternate feed materials (250,000 pounds).

In FY-2017, the Company expects to have existing inventory or expected production to meet all of its commitments to sell 620,000 pounds of uranium under its existing long-term contacts at average sales prices higher than FY-2015 levels.

Conversion from IFRS to US GAAP

The Company currently plans to file its Annual Report on Form 10-K for the year ended December 31, 2015 (“FY-2015”) on or before March 15, 2016. Prior to January 1, 2016, the Company qualified as a “foreign private issuer” for US Securities and Exchange Commission (“SEC”) reporting purposes as such term is defined in Rule 405 of the Securities Act of 1933, as amended. However, as a result of the Company’s June 2015 acquisition of Uranerz Energy Corporation (“Uranerz”), as of January 1, 2016, the Company ceased to meet the definition of ‘foreign private issuer’ and became a US domestic issuer.

As a US Domestic Issuer, the Company is required to comply with all periodic disclosure and current reporting requirements of the Securities Exchange Act of 1934, as amended, applicable to US issuers.

1

This includes filing of Forms 10-K, 10-Q and 8-K, and preparing financial statements in accordance with US GAAP. As a result, the Company’s FY-2015 financial statements, including financial statements for FY-2013 and FY-2014, which were previously prepared under IFRS, will be presented in accordance with US GAAP.

As a result of the conversion from IFRS to US GAAP, financial results for FY-2013, FY-2014 and FY-2015 will differ in their presentation from what was previously reported by the Company under IFRS. Further, as the Company has not established proven or probable reserves as defined under SEC Industry Guide 7, the Company is considered to be in the Exploration Stage as defined under Industry Guide 7. Under US GAAP, the Company, while in the Exploration Stage, must expense all amounts that would normally be capitalized and subsequently depreciated or depleted over the life of the mining operation on properties that have proven or probable reserves. As a result, items such as the construction of wellfields and related header houses, additions to recovery facilities, and advancement of properties will be expensed in the period incurred.

Further, under IFRS certain impairments of Property, Plant and Equipment were recognized partially in FY-2013 and partially in FY-2014, whereas under US GAAP these impairments are expected to be recognized in FY-2014. This is likely to lead to a decrease in net loss calculated in FY-2013 and to an increase in net loss calculated in FY-2014 under US GAAP compared to the net loss previously recorded for FY-2013 and FY-2014 under IFRS. The Company expects to report a net loss under US GAAP of approximately $85-90 million for FY-2014 and approximately $35-40 million for FY-2013. The different impairment treatment under US GAAP compared to IFRS are expected to result in a reduced net loss in FY-2013 and an increased net loss in FY-2014 compared with the treatments under IFRS.

Other differences will apply to the Company’s financial statements resulting from this conversion from IFRS to US GAAP.

Update on Certain of the Company’s Upcoming FY-2015 results

The Company is pleased to provide the following selected information regarding FY-2015 results. During FY-2015, the Company produced a total of 468,000 pounds of uranium, which is above previously reported guidance, including a total of 296,000 pounds of uranium produced at the Company’s White Mesa Mill, of which 72,000 pounds were toll processed for a third party, and 172,000 pounds of uranium produced at the Company’s Nichols Ranch Project after the acquisition of Uranerz on June 18, 2015.

In addition, the Company sold a total of 1,075,000 pounds of uranium during FY-2015, of which 1,025,000 pounds were sold pursuant to existing long-term contracts at an average price of $57.39 per pound, and 50,000 lbs. were sold on the spot market for $37.35 per pound.

The Company also expects to increase its gross profit margin for FY-2015 compared to FY-2014 levels, and to report a working capital position of approximately $30-40 million as of December 31, 2015.

For FY-2015, under US GAAP, the Company expects to report a non-cash impairment charge of approximately $55-60 million related to the impairment of certain of its earlier acquired mineral properties and all or most of the goodwill associated with the acquisition of Uranerz, due to continued uranium price weakness, general uranium sector weakness, and a decrease in the Company’s market capitalization. These impairments, combined with costs associated with the acquisition of Uranerz, an increase in standby costs associated with the White Mesa Mill not processing minerals for a significant portion of the year, and increased development costs associated with the Nichols Ranch and Canyon Projects, are expected to lead to a net loss for FY-2015 of approximately $75-$85 million.

2

About Energy Fuels: Energy Fuels is a leading integrated US-based uranium mining company, supplying U3O8 to major nuclear utilities. Energy Fuels operates two of America’s key uranium production centers, the White Mesa Mill in Utah and the Nichols Ranch Processing Facility in Wyoming. The White Mesa Mill is the only conventional uranium mill operating in the U.S. today and has a licensed capacity of over 8 million pounds of U3O8 per year. The Nichols Ranch Processing Facility, acquired in the Company’s acquisition of Uranerz Energy Corporation, is an in situ recovery (“ISR”) production center with a licensed capacity of 2 million pounds of U3O8 per year. Energy Fuels also has the largest NI 43-101 compliant uranium resource portfolio in the U.S. among producers, and uranium mining projects located in a number of Western U.S. states, including a producing ISR project, mines on standby, and mineral properties in various stages of permitting and development. The Company’s common shares are listed on the NYSE MKT under the trading symbol “UUUU”, and on the Toronto Stock Exchange under the trading symbol “EFR”.

Cautionary Note Regarding Forward-Looking Statements: Certain information contained in this news release, including statements with respect to the future financial or operating performance of the Company and its projects, including: production and sales forecasts; expectations regarding accounting treatments; expectations regarding financial results for 2015; expectations to become or maintain its position as a leading uranium company in the United States; and any other statements regarding Energy Fuels’ future expectations, beliefs, goals or prospects constitute forward-looking information within the meaning of applicable securities legislation (collectively, "forward-looking statements"). All statements in this news release that are not statements of historical fact (including statements containing the words "expects", "does not expect", "plans", "anticipates", "does not anticipate", "believes", "intends", "estimates", "projects", "potential", "scheduled", "forecast", "budget" and similar expressions) should be considered forward-looking statements. All such forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond Energy Fuels’ ability to control or predict. A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including without limitation factors relating to: statements with respect to production and sales forecasts; expectations regarding accounting treatments; expectations regarding financial results for 2015; expectations to become or maintain its position as a leading uranium company in the United States; and other risk factors as described in Energy Fuels’ most recent annual information forms and annual and quarterly financial reports. Energy Fuels assumes no obligation to update the information in this communication, except as otherwise required by law. Additional information identifying risks and uncertainties is contained in Energy Fuels’ filings with the various securities commissions which are available online at www.sec.govand www.sedar.com. Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of the management of Energy Fuels relating to the future. Readers are cautioned that such statements may not be appropriate for other purposes. Readers are also cautioned not to place undue reliance on these forward-looking statements, that speak only as of the date hereof.

Investor Relations Inquiries:

Energy Fuels Inc.
Curtis Moore – VP – Marketing & Corporate Development
(303) 974-2140 or Toll free: (888) 864-2125
investorinfo@energyfuels.com
www.energyfuels.com

3

SCHEDULE “C”

Energy Fuels to Increase its Interest in Roca Honda Project -- One of the Largest
and Highest-Grade Uranium Projects in the U.S. -- to 100%,

Lakewood, Colorado – March 4, 2016

Energy Fuels Inc. (NYSE MKT:UUUU; TSX:EFR) (“Energy Fuels” or the “Company”), a leading producer of uranium in the United States, is pleased to announce that it has entered into a non-binding Letter of Intent with Sumitomo Corporation (“Sumitomo”) to acquire its 40% interest in the Company’s Roca Honda Project, which would increase the Company’s interest in this project to 100%.

The Roca Honda Project is one of the largest and highest-grade uranium projects in the U.S., boasting an attractive project cost profile and total expected production of approximately 25 million pounds of uranium over a nine year mine life, under improved market conditions, according to a February 27, 2015 Technical Report and Preliminary Economic Analysis for the Roca Honda Project (the “PEA”), prepared in accordance with National Instrument 43-101, Standards of Disclosure for Mineral Projects (“NI 43-101”) (see disclosure below relating to reliance on a PEA).

Upon completion of this acquisition, Energy Fuels will own 100% of the Roca Honda Project, thereby increasing the resources held across its entire portfolio by 6.8% (Measured & Indicated) and 12.4% (Inferred). According to the PEA, the Roca Honda Project holds a total of 1.5 million tons of Measured and Indicated Mineral Resources with an average grade of 0.48%U3O8containing 14.6 million pounds of uranium, together with 1.2 million tons of Inferred Mineral Resources with an average grade of 0.47% U3O8,containing 11.2 million pounds of uranium. The project is currently at an advanced stage of permitting.

In addition, as previously announced, the Company recently acquired properties adjacent to the Roca Honda Project that contain significant additional historical resources. According to a 2007 report prepared by Uranium Resources Inc., these adjacent properties contain approximately 0.7 million tons at a grade of 0.34% eU3O8, containing 4.8 million pounds of uranium. These properties also contain existing mine infrastructure and excellent exploration prospects, which have the potential to enlarge the scope of the project and further improve upon the economics currently described in the PEA (see disclosure below relating to reliance on historical resource estimates).

The Roca Honda Project is within shipping distance of the Company’s 100%-owned White Mesa Mill, where mined material can be processed into uranium concentrate (U3O8) and sold to nuclear utilities.Energy Fuels’ acquisition of 100% of the Roca Honda Project provides the Company with a number of benefits, primarily by providing Energy Fuels with complete control over the project and by allowing the Company to completely internalize the benefits from utilizing its wholly-owned White Mesa Mill to process resources from the Roca Honda project. The White Mesa Mill is the only licensed conventional uranium mill currently operating in the U.S.

As consideration for the 40% interest that Energy Fuels will acquire, Energy Fuels will pay to Sumitomo (i) US1.0 million in cash; (ii) US$1.5 million in common shares of the Company; and (iii) US$4.5 million of cash upon the first commercial production of uranium from the Roca Honda Project. Closing of the acquisition is expected to occur in April 2016, and is conditional upon final Sumitomo approvals, negotiation and execution of definitive agreements and receipt of applicable regulatory and stock exchange approvals.

Sumitomo has indicated to Energy Fuels that they are divesting of their interests in a number of development-stage mining assets around the world, including the Roca Honda Project, in order to focus their asset portfolio more on producing assets.

Stephen P. Antony, Energy Fuels’ President and CEO stated: “With the expected acquisition of the remaining interest in our Roca Honda Project from Sumitomo, we will have obtained 100% control over a World-class uranium project in the advanced stages of permitting. This is particularly valuable to us, because we also own the only operating mill that can produce the uranium extracted from the Roca Honda Project. The Roca Honda Project is an important factor in our strategy of combining large scale optionality and leverage to improving uranium markets, with our lower cost production from the Nichols Ranch Project, alternate feed materials and certain of our Arizona Strip conventional properties.”

“We have appreciated Sumitomo’s participation in the Roca Honda Project over the years as a valued joint venture partner. We understand and respect Sumitomo’s decision to change its business focus. We will be very pleased to be able to obtain complete control over this major project on the terms negotiated with Sumitomo.”

Stephen P. Antony, P.E., President & CEO of Energy Fuels, is a Qualified Person as defined by Canadian National Instrument 43-101 and has reviewed and approved the technical disclosure contained in this news release. Readers should be cautioned that the PEA is preliminary in nature, that it includes inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves, and there is no certainty that the PEA will be realized. Readers should also be cautioned that a qualified person has not done sufficient work to classify this historical estimate as a current estimate of mineral resources or mineral reserves in accordance with NI 43-101. This historical resource estimate from 2007 was classified as a “Probable Reserve.” However, this category was applied without using applicable mining standards and economics, and should not be considered reserves by industry definition. The Company believes this historical estimate is relevant and reliable, as the methodology was well documented and utilized industry standard practice. However, the methodologies used do not reflect current best industry practices. The Company does not consider these historical estimates to be equivalent to current mineral resources or mineral reserves as defined in NI 43-101, nor has the Company completed sufficient work to confirm a NI 43-101 compliant resource. Therefore, the historical estimates cannot, and should not, be relied upon as NI 43-101 resources or reserves.

About Energy Fuels: Energy Fuels is a leading integrated US-based uranium mining company, supplying U3O8 to major nuclear utilities. Energy Fuels operates two of America’s key uranium production centers, the White Mesa Mill in Utah and the Nichols Ranch Processing Facility in Wyoming. The White Mesa Mill is the only conventional uranium mill operating in the U.S. today and has a licensed capacity of over 8 million pounds of U3O8 per year. The Nichols Ranch Processing Facility, acquired in the Company’s acquisition of Uranerz Energy Corporation, is an in situ recovery (“ISR”) production center with a licensed capacity of 2 million pounds of U3O8 per year. Energy Fuels also has the largest NI 43-101compliant uranium resource portfolio in the U.S. among producers, and uranium mining projects located in a number of Western U.S. states, including one producing ISR project, mines on standby, and mineral properties in various stages of permitting and development. The Company’s common shares are listed on the NYSE MKT under the trading symbol “UUUU”, and on the Toronto Stock Exchange under the trading symbol “EFR”.

Cautionary Note Regarding Forward-Looking Statements: Certain information contained in this news release, including: any information relating to the Company being a leading producer of uranium; the Company’s expectations as to longer term fundamentals in the market and price projections; scalability, and the Company’s ability to be able to restart or increase production as market conditions warrant; the ability of the Company to complete the acquisition of the remaining 40% interest in Roca Honda and to realize the expected benefits of the acquisition; the expected costs or production of the Company’s projects; estimates relating to current mineral resources; expectations regarding exploration potential; and any other statements regarding Energy Fuels’ future expectations, beliefs, goals or prospects; constitute forward-looking information within the meaning of applicable securities legislation (collectively, "forward-looking statements"). All statements in this news release that are not statements of historical fact (including statements containing the words "expects", "does not expect", "plans", "anticipates", "does not anticipate", "believes", "intends", "estimates", "projects", "potential", "scheduled", "forecast", "budget" and similar expressions) should be considered forward-looking statements. All such forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond Energy Fuels’ ability to control or predict. A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including without limitation factors relating to: the Company being a leading producer of uranium; the Company’s expectations as to longer term fundamentals in the market and price projections; scalability, and the Company’s ability to be able to restart or increase production as market conditions warrant; the ability of the Company to complete the acquisition of the remaining 40% interest in Roca Honda and to realize the expected benefits of the acquisition; the expected costs or production at the Company’s projects; estimates relating to current mineral resources; expectations regarding exploration potential; and other risk factors as described in Energy Fuels’ most recent annual information forms and annual and quarterly financial reports. Energy Fuels assumes no obligation to update the information in this communication, except as otherwise required by law. Additional information identifying risks and uncertainties is contained in Energy Fuels’ filings with the various securities commissions which are available online at www.sec.gov and www.sedar.com. Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of the management of Energy Fuels relating to the future. Readers are cautioned that such statements may not be appropriate for other purposes. Readers are also cautioned not to place undue reliance on these forward-looking statements, that speak only as of the date hereof.

Cautionary Note to United States Investors Concerning Estimates of Measured, Indicated and Inferred Resources: This news release contains certain disclosure that has been prepared in accordance with the requirements of Canadian securities laws, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all reserve and resource estimates included in this news release have been prepared in accordance with Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (“CIM”) classification system. Canadian standards, including NI 43-101, differ significantly from the requirements of U.S. securities laws, and reserve and resource information contained in this news release may not be comparable to similar information disclosed by companies reporting only under U.S. standards. In particular, the term “resource” does not equate to the term “reserve” under SEC Industry Guide 7. United States investors are cautioned not to assume that all or any of Measured or Indicated Mineral Resources will ever be converted into mineral reserves. Investors are cautioned not to assume that all or any part of an “Inferred Mineral resource” exists or is economically or legally minable. Energy Fuels does not hold any Reserves as that term is defined by SEC Industry Guide 7. Please refer to the section entitled “Cautionary Note to United States Investors Concerning Disclosure of Mineral Resources” in the Company’s Annual Information Form dated March 18, 2015 for further details.

Investor Relations Inquiries:

Energy Fuels Inc.
Curtis Moore – VP – Marketing & Corporate Development
(303) 974-2140 or Toll free: (888) 864-2125
investorinfo@energyfuels.com
www.energyfuels.com